UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 6, 2016

MOSYS, INC.
(Exact Name of Registrant as Specified in Charter)

000-32929
(Commission File Number)

Delaware	77-0291941
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

3301 Olcott Street Santa Clara, California 95054
(Address of principal executive offices, with zip code)

(408) 418-7500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2016, MoSys, Inc., or the Company, issued a press release announcing its financial results for the three months ended March 31, 2016.  A copy of this press release is furnished as Exhibit 99.1 to this report. The press release should be read in conjunction with the statements regarding forward-looking statements, which are included in the text of the release.

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), management also presents information regarding the Company’s performance over comparable periods based on gross margin, operating expenses (research and development and sales, general and administrative), operating loss, net loss and net loss per share, exclusive of stock-based compensation, amortization of intangibles and a restructuring charges related to a reduction in force in the United States and the cessation of operations at its Indian subsidiary. Because management discloses financial measures calculated without taking into account these items, these financial measures are characterized as "non-GAAP financial measures" under Securities and Exchange Commission rules.

Stock-based compensation charges represent non-cash charges related to equity awards granted by the Company. Although these are recurring charges to the Company’s operations, management believes the measurement of these amounts can vary considerably from period to period and depend substantially on factors that are not a direct consequence of operating performance that is within management’s control.  Thus, management believes that excluding these charges facilitates comparisons of the Company’s operational performance in different periods, as well as with similarly determined non-GAAP financial measures of comparable companies.

Amortization of intangible assets results from the value recorded for a license the Company retained to patents sold in 2011.  The amortization does not represent operating expenses ordinarily incurred by the Company with respect to its primary business activities of selling integrated circuits.  Thus, these charges are excluded from the Company’s non-GAAP financial measures to provide another basis for evaluating and comparing the Company’s performance for the three months ended March 31, 2016.

In the first quarter of 2016, the Company effected a reduction in the Company’s workforce and associated operating expenses, net loss and cash burn and to realign resources, as the Company has substantially concluded development of new products, including its third generation Bandwidth Engine IC product family, and expects to bring these products to market in 2016. Substantially all of these charges were paid in the first quarter of 2016.

Management and the Company’s board of directors will continue to analyze the Company's historical consolidated results of operations and comprehensive loss (revenue, gross margin, research and development expenses, selling, general and administrative expenses, operating loss, net loss and net loss per share), excluding stock-based compensation, charges for amortization of intangibles and restructuring charges described above, to assess the business and compare operating results to the Company's performance objectives. For example, the Company's budgeting and planning process utilizes these non-GAAP financial measures, along with other types of financial information.

The Company discloses these non-GAAP financial measures to the public as an additional means by which investors can assess the Company's performance and to identify the Company's operating results for investors on the same basis applied by management. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has furnished reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the press release furnished as Exhibit 99.1.

Moreover, although these non-GAAP financial measures adjust expense, they should not be viewed as a pro forma presentation reflecting the elimination of the underlying share-based compensation programs, which are an important element of the Company's compensation structure. GAAP requires that all forms of share-based payments should be valued and included, as appropriate, in results of operations. Management believes these expenses are a material part of the Company's operating results.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release by MoSys, Inc. dated May 6, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date: May 6, 2016	By:	/s/ James W. Sullivan
Name: James W. Sullivan
Title: Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release by MoSys, Inc. dated May 6, 2016.